Assets held for sale	6 Months Ended
Jun. 30, 2022
Assets held for sale
Assets held for sale

7. Assets held for sale

In the second quarter 2022, CureVac signed a sales agreement with a global pharmaceutical contract development and manufacturing organizations for the sale of Ultra-Low Temperature freezers for a total price of EUR 865k. The actual sale of the assets occurred in July 2022.

The Group classifies non-current assets as held for sale if their carrying amounts will be recovered principally through a sale transaction rather than through continuing use. Non-current assets classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell. Costs to sell are the incremental costs directly attributable to the disposal of an asset, excluding finance costs and income tax expense.

The criteria for held for sale classification is regarded as met only when the sale is highly probable, and the asset is available for immediate sale in its present condition. Actions required to complete the sale should indicate that it is unlikely that significant changes to the sale will be made or that the decision to sell will be withdrawn. Management must be committed to the plan to sell the asset and the sale expected to be completed within one year from the date of the classification.

Property, plant and equipment and intangible assets are not depreciated or amortized once classified as held for sale.

Assets and liabilities classified as held for sale are presented separately as current items in the statement of financial position.